Prospectus supplement dated March 22, 2019
to the following prospectus(es):
Next Generation Corporate Variable Universal Life, Future Executive VUL dated May 1, 2018
Nationwide Life and Annuity Insurance Company Options VIP dated May 1, 2001
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on December 13, 2018, the Board of Trustees of Neuberger Berman Advisors Management Trust approved a Plan of Reorganization and Dissolution (the "Plan") under which the Large Cap Value Portfolio (the "Merging Fund") will transfer all of its assets to the Sustainable Equity Portfolio (the "Surviving Fund"). The merger will be effective on or about April 30, 2019 (the "Effective Date").
As a result of the merger, effective on or about April 26, 2019, the following changes apply to the contract/policy:
•	the Merging Fund will no longer be available to receive transfers or new purchase payments;
•	the Merging Fund will transfer all of its assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Merging Fund.
Accordingly, the following changes apply to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I
This Sub-Account is only available in policies issued before May 1, 2019
Investment Advisor:	Neuberger Berman Investment Advisers LLC
Investment Objective:	The Fund seeks to invest primarily in common stocks of mid- to large-capitalization companies that meet the Fund's quality oriented financial and environmental, social and governance criteria.
(2)	All references in the prospectus to the Merging Fund are deleted and replaced with the Surviving Fund as of the Effective Date.
PROS-2019-104
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